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                                                                    EXHIBIT 10.8



                                                  Landa Management Systems Corp.

                                      LEASE

                           FORTRESS DEVELOPMENT GROUP
                            a California Corporation
                      NEC FORTRESS STREET & CONVAIR AVENUE
                                CHICO, CALIFORNIA


      THIS LEASE, made and entered into this Eighth, day of March, 1999, by and between FORTRESS DEVELOPMENT GROUP, a California Corporation, hereinafter referred to as Landlord and LANDA MANAGEMENT SYSTEMS CORPORATION, hereinafter referred to as Tenant, without regard to number or gender.


      1. USE AND PREMISES: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, for the purpose of conducting thereon those certain premises described as THE MOST EASTERLY 17,470 SQUARE FEET hereinafter referred to as the "demised premises", being the premises outlined in red on the attached plot plan Exhibit A having an approximate floor area of 17,470 SQUARE FEET.


      2. TERM: The term of this lease shall be for a period of SEVEN (7.0) YEARS Tenant is given an option to renew this lease for UP TO TWO ADDITIONAL CONSECUTIVE TERMS OF FIVE YEARS each at the expiration of the term of this lease, under terms and conditions shown. An additional term can be added upon agreement to terms and conditions by the parties. Tenant shall give Landlord written notice of exercising this option no less than 90 day before the end of the term preceding the option term. At no time and under no conditions will this lease be renewed or options exercised if the Tenant is in default of this or any other paragraph of this lease.

      The term of this lease, and Tenant's obligation to pay rent, SHALL COMMENCE WITHIN TEN DAYS OF LANDLORD RECEIVING A CERTIFICATE OF OCCUPANCY OR WHEN TENANT OPENS FOR BUSINESS IN THE DEMISED PREMISES WHICHEVER COMES FIRST. Should such earlier date not occur on the first day of a calendar month, the term hereunder shall begin on the first day of the next succeeding calendar month. In that event, however, the Tenant shall pay rent for the fractional month on a per day basis (calculated on the basis of thirty day month) until the first day of the month when the term hereunder commences and thereafter the minimum rent shall be paid in equal monthly installments on the first day of each and every month in advance.

      3. BASE RENTAL: Tenant shall pay to Landlord during the term of this lease as base monthly rental for the demised premises the sum OF ELEVEN THOUSAND THREE HUNDRED FIFTY-FIVE AND 50/100 DOLLARS ($11,355.50) EACH calendar month, which sum shall be paid in advance on the first day of each calendar month. All rental to be paid BY Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior to notice or demand at an address to be designated by Landlord.

      4. REAL ESTATE TAXES: In addition to all rentals reserved in this lease, Tenant shall pay to Landlord an amount equal to Tenant's pro rata share of real estate taxes and assessments levied upon the building including rentable areas, common areas, and all other areas of the property in


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which the demised premises are located. Tenant's pro rata share of such real estate taxes shall be determined as specified in Article 9 Pro Rata Share below.

The term "real estate taxes" as used herein shall be deemed to mean all taxes imposed upon the real property and permanent improvements constituting the demised premises, and all assessments levied against said premises, but shall not include personal income tax, personal property taxes, inheritance taxes, or franchise taxes levied against Landlord, but not directly against said property, even though such taxes shall become a lien against said property.

      5. INSURANCE-FIRE: Landlord shall maintain fire and extended coverage insurance throughout the term of this lease in an amount equal to at least ninety (90%) percent of the replacement value of the building which includes the demised premises and lost rents, together with such other insurance as may be required by Landlord's lender or by any governmental agency, Tenant hereby waives any right of recovery from Landlord, its officers, or employees, for any loss or damage (including consequential loss) resulting from any of the perils insured against in the standard form fire insurance policy with extended coverage endorsement. Tenant agrees to pay to Landlord its pro rata share of the cost of said insurance as specified in Article 9 below.

      6. INSURANCE-LIABILITY: During the entire term of this lease, the Landlord shall maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon, or about the demised premises and on any sidewalks directly adjacent to the demised premises. The limitation of liability of such insurance shall be not less than One Million and No/100 Dollars ($1,000,000) in respect to any one accident and to the limit of not less than Fifty Thousand and No/100 Dollars ($50,000) in respect to property damage. Tenant agrees to pay to Landlord its pro rata share of the cost of this insurance as specified in Article 9 below.

      The Landlord will periodically review the limits on the insurance provided for in this Article, and Landlord may, at his option, revise those limits as required to meet reasonable needs for coverage. The Tenant will be solely responsible for the cost of these changes.

      7. UTILITIES: Tenant, from the date entry into the demised premises is made for the purpose of preparing for occupancy, or from the date of the commencement of the term of this lease, whichever comes first, shall pay before delinquent for all water, burglar alarm, gas, heat, electricity, power, sewage, telephone, janitorial, garbage, and all other services supplied to or consumed in or on the premises. Tenant shall not allow refuse, garbage, or trash to accumulate outside the demised premises in any open area or common area available to the sight or access of the public, except on the date of scheduled pickup service, and then only in areas designated for such by Landlord.

      8. COMMON AREA: The Common Area shall consist of all areas, except for the areas where buildings or areas are constructed for leasing to Tenants. Landlord shall maintain the Common Area in good order, condition, and repair, and shall provide adequate lighting whenever the center is open for business. Tenant shall reimburse Landlord for Tenants proportionate share of the total maintenance cost of the Common Area as specified in Article 9 below. Maintenance cost shall include all costs incurred in keeping the Common Area neat, clean, orderly, and well lighted. This shall include sweeping, striping, lighting, landscape maintenance, janitorial, and other expenses related to the operation and maintenance of the Common Area. The maintenance of the Common Area shall be at the sole discretion of the Landlord.

      Tenant, its employees, customers, and invitees shall have the non-exclusive right to use the Common Area in conjunction with all other Tenants in the Center, and their employees, customers, and invitees. Landlord shall have the right to publish reasonable rules and regulations for the use of


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the common Area, including designating areas where Tenant and Tenant's employees shall be required to park.

      Tenant will keep Common Area free of merchandise, displays, and any other item that could constitute a safety hazard.

      9. PRO RATA SHARE: Those expenses for which Tenant is responsible under the terms of this agreement which are separately metered, billed, or assessed shall be paid directly by Tenant before delinquent. Those expenses which are not metered, billed, or assessed separately will be paid for by the Landlord and the Tenant will reimburse to the Landlord its pro rata share. Tenants pro rata share shall be SIXTY-TWO AND NINETY-THREE ONE HUNDREDTHS PERCENT (62.93%). Tenants pro rata share shall be payable monthly with the Base Rental as specified in Article 3 above.

      10. SECURITY DEPOSIT: Upon listing below the amount, check number, date, or other appropriate information, the Landlord acknowledges the receipt of the following security deposit:

Until receipt of a security deposit of THIRTEEN THOUSAND FOUR HUNDRED AND 001100 DOLLARS ($13,400.00) This lease shall not be binding on the Landlord. The security deposit is given to secure the faithful performance by the Tenant of all of the terms, covenants, and conditions of this lease by Tenant to be kept and performed during the term hereof. Tenant agrees that if the Tenant shall fail to pay the rent herein reserved promptly when due, said deposit may, at the option of the Landlord (but Landlord shall not be required to), be applied to any rent due and unpaid, and if the Tenant violates any of the other terms, covenants, and conditions of this lease, said deposit may be applied to any damages suffered by Landlord as a result of Tenant's default to the extent of the amount of damages suffered.

      Nothing contained in this Article shall in any way diminish or be construed as waiving any of Landlord's other remedies as provided in this lease or by law or in equity. Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, on the written demand of Landlord, forthwith remit to Landlord a sufficient amount of cash within ten (10) days after receipt of such demand, or it shall constitute a breach of this lease. Should Tenant comply with all of the terms and covenants and conditions of this lease and promptly pay all of the rental herein provided for as it falls due, and all other sums payable to Landlord by Tenant hereunder, said security deposit shall be returned in full to Tenant after the end of the term of this lease. In no event shall Landlord be deemed to be a trustee of the security deposit, and Tenant shall not be entitled to interest on any sums deposited under this section.

      11. LIQUIDATED DAMAGES: In addition to any breach of the lease, Tenants slow or nonpayment of rent may cause Landlord to additionally levy the following liquidated damages:

      A) LATE PAYMENT: Any payment due from Tenant not received by the fourth working day following its becoming due will be subject to liquidated damages of 1.5 percent or TWENTY AND NO/100 dollars whichever is larger each month or part of a month it remains unpaid.

      B) RETURNED CHECKS: Any check returned unpaid for non-sufficient funds, missing signature, or other reason not caused by Landlord will be subject to liquidated damages of TWENTY AND NO/100 each and every time it is returned.



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      C)    NON-PAYMENT: All liquidated damages above shall apply to non-
            payment of rent until award of judgment by a court having jurisdiction. If allowable by the court, the liquidated damages shall continue after award of judgment until payment in full.

      12. PERSONAL PROPERTY TAXES: During the term hereof Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, equipment, furnishings, and all other personal property of Tenant contained in the demised premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property is assessed with Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

      13. INSURANCE-TENANT: Tenant shall, during the entire term of this lease, maintain general public liability insurance against claims for personal injury, death, or property damage occurring in, upon, or about the demised premises for the benefit of Tenant, with limitations as set forth in Article 6. Tenant shall be solely responsible for the cost of such policies, and policies of insurance or copies thereof shall be delivered to the Landlord and certification made that the policy or policies are fully paid to date and in full force. If, during the term of this lease, the policy or policies lapse due to non-payment of premium or any other cause and are not reinstated or replaced by a like policy or policies, approved by the Landlord, within ten (10) days, will constitute a breach of this lease, at the option of the Landlord.

      The Landlord will periodically review the liability limits on the insurance provided for in Article 6 of this lease and the Landlord may, at his option revise those limits as required to meet the reasonable needs for coverage at that time. The Tenant will be solely responsible for any cost this change in liability limits may cause and will pay such amounts as provided above.

      14. MAINTENANCE AND REPAIR: Tenant shall, subject to Landlord's obligations hereinafter provided, at all times during the term hereof, and at Tenant's sole cost and expense, keep maintain and repair the demised premises in good and sanitary order and condition (except as hereinafter provided). Tenant hereby waives all rights to make repairs at the expense of Landlord, provided that Landlord is in substantial compliance with his obligations to repair under the provisions of this lease. By entering into the demised premises, Tenant shall be deemed to have accepted the demised premises as being in good and sanitary order, condition and repair and Tenant agrees on the last day of said term or sooner termination of this lease, to surrender the demised premises with appurtenances, in the same condition as when received, reasonable use and wear thereof and damage by fire, act of God or by the elements excepted.

      Landlord shall maintain in good repair the exterior walls, roof, sidewalks, and common areas. Tenant is responsible for all other item including but not limited to the heating and air conditioning system, electrical system, plumbing (including pluggage and stoppage of sanitary sewer system), glass, light bulbs, fluorescent tubes, and supplemental fixtures. The provisions of this article are in no way intended to affect Tenant's responsibility for Common Area maintenance expense as specified by Articles 8 and 9 above. Tenant agrees that it will not, nor will it authorize any person to go onto the roof of the building of which the demised premises are a part, without the prior written consent of Landlord. Landlord shall not be required to make any repairs unless and until Tenant has notified Landlord in writing of the need for such repairs and Landlord shall have a reasonable period of time thereafter to commence and complete said repairs.

      15. ALTERATIONS AND FIXTURES: Tenant shall not make, or suffer to be made, any alterations of the demised premises, or any part thereof, without the prior written consent of Landlord, and any additions to, or alterations of, said premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Landlord, and upon expiration or sooner termination of the term of this lease, at Landlord's election, Tenant shall remove and all damage caused by such removal shall be repaired by Tenant at its sole cost and with due diligence,


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or the additions and alterations of the premises shall be left in good condition and repair for the Landlord's future use. Any such alterations shall be in conformance with requirements of all municipal, state and federal authorities.

      Tenant agrees to promptly fixturize the space in a manner comparable to an office space of similar nature.

      16. WASTE: Tenant shall not commit, or suffer to be committed, any waste upon the demised premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building or complex of buildings in which the demised premises may be located.

      17. SIGNS AND AUCTIONS: Tenant shall not place or permit to be placed any sign upon the exterior or in the windows of the demised premises without Landlord's prior written consent, nor shall Tenant change the color or exterior appearance of the demised premises without the Landlord's prior written consent.

      Tenant shall at its sole cost and expense prepare sign construction drawings which shall be submitted to Landlord for Landlord's written approval. Tenant agrees to install a sign in accordance with approved sign construction drawings within thirty (30) days after the commencement of the term of this lease.

      Tenant will not without Landlord's prior written consent display or sell merchandise outside the defined exterior walls and permanent doorways of the demised premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the demised premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other solvency proceeding.

      18. COMPLIANCE WITH LAWS: Tenant shall, at his sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of said premises, and shall faithfully observe in said use all municipal ordinances and state and federal statutes now in force or which shall hereinafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such order or statute in said use, shall be conclusive of that fact as between the Landlord and Tenant.

      19. USES PROHIBITED: Tenant shall not use, or permit said premises, or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which said premises are hereby leased; and no use shall be made or permitted to be made of said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises may be located once said rate is established), or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about said premises any article which may be prohibited by standard form fire insurance policies. Tenant shall, at his sole cost, comply with any and all requirements, pertaining to the use of said premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering said building and appurtenances. Tenant will not sell or lease goods or services if Landlord has given an exclusive right to another Tenant in the complex to sell or lease the same goods or services.

      20. ASSIGNMENT AND SUBLETTING: Tenant shall not assign this lease or any interest herein, and shall not sublet the demised premises or any part thereof or right or privilege appurtenant thereto, or permit any other person (the agents and servants of Tenant excepted) to occupy or use the demised premises, or any portion thereof, without first obtaining the written consent of Landlord such consent not to be unreasonably witheld. Consent by Landlord to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Consent to an assignment shall not release the original named Tenant from liability for the continued performance of the terms and provisions on the part of Tenant to be kept and performed, unless Landlord specifically releases the original Tenant from said liability. Any assignment or subletting without the prior written consent of Landlord shall be void, and shall, at the option of Landlord terminate this lease. Neither this lease nor any interest therein shall be assignable, as to the interest of Tenant, by operation of law, without the prior written consent of Landlord.

     21. SALE OF PREMISES BY LANDLORD: In the event of any sale of the demised premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under and all of its covenants and obligations contained in or derived from this lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the demised premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and by such purchaser, to have assumed and agreed to carry out all of the covenants and obligations of the landlord under this lease. Further, Tenant agrees to attorn to the new owner upon any such sale and recognize such purchaser as the Landlord under this lease.

      22. SUCCESSORS IN INTEREST: All the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto provided that nothing in this paragraph shall be deemed to permit any assignment, subletting, subletting occupancy, or use contrary to the provisions of Paragraph 20. No assignee for the benefit of creditors, trustee, receiver, or referee in bankruptcy shall acquire any rights under this lease by virtue of this paragraph.

     23. INDEMNIFICATION OF LANDLORD: Tenant, as a material part of the consideration to be rendered to Landlord under this lease, hereby waives all claims against Landlord for damage to goods, wares, and merchandise in, upon, or about said premises and for injuries to persons in or about said premises, from any cause arising at any time except for Landlords gross negligence; and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares, and merchandise of any person arising from the use of the premises by Tenant, or from the failure of Tenant to keep the premises in good condition and repair, as herein provided.

     24. FREE FROM LIENS: Tenant shall keep the demised premises and the property in which the demised premises are situated free from any liens arising out of any work performed, materials furnished, or obligation incurred by Tenant. Fifteen days before work is performed, materials supplied, or obligation incurred, Tenant will notify Landlord in writing to enable him to post a notice of non-responsibility.

     25. DEFAULT: If Tenant fails to make any payment required by the provisions of this lease, when due, or fails within three (3) days after written notice thereof to correct any breach or default of the other covenants, terms, or conditions of this lease, or if Tenant breaches this lease and abandons the property before the end of the term, Landlord shall have the right at any time thereafter to elect to terminate this lease and Tenant's right of possession thereunder. Upon such termination, Landlord shall have the right to recover against Tenant:

     A. The worth at the time of award of the unpaid rent which has been earned at the time of termination;

     B. The worth at the time of award of the amount of which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonable avoided;

     C. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided; and

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      D. Any other amount necessary to compensate the Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the lease or which in the ordinary course of things would be likely to result therefrom.

      E. All liquidated damages, late fees, and other charges specified by any part of this lease.

      Such efforts as Landlord may make to mitigate the damages caused by Tenant's breach of this lease shall not constitute a waiver of Landlord's right to recover damages against Tenant hereunder, nor shall anything herein contained affect Landlord's right to indemnification against Tenant for any liability arising prior to the termination of this lease for personal injuries or property damage, and Tenant hereby agrees to indemnify and hold Landlord harmless for any such injuries and damages, including all attorney's fees and cost incurred by Landlord in defending any action brought against Landlord for any recovery thereof, and in enforcing the terms and provisions against Tenant.

      26. INSOLVENCY OF TENANT: Tenant agrees that in the event all or substantially all of its assets be placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continues for a period of ten
(110) days, or should Tenant make as assignment for the benefit of creditors, or be adjudicated as bankrupt, or should Tenant institute any proceedings under any state or federal bankruptcy act wherein Tenant seeks to be adjudicated as bankrupt, or seeks to be discharged of its debts, or should any voluntary proceeding be filed against Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this lease or any interest therein and to the demised premises shall not become as asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of Landlord hereunder or as provided by law, it shall be lawful for Landlord, at his option, to declare the term hereof ended and to re-enter the demised premises and to take possession thereof and remove all persons therefrom and Tenant shall have no further claim therein or hereunder.

      27. ABANDONMENT: Tenant shall not vacate, abandon, or not keep the demised premises open for business for more than five (5) consecutive normal business days (customary for like businesses in the area of the demised premises), provided that Tenant's business is not temporarily discontinued therein on account of strikes, lockouts, or similar causes beyond the responsibility of Tenant, at any time during the term of this lease; and if Tenant shall abandon, vacate or surrender the demised premises or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the demised premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord. Any such abandonment shall immediately be considered a default on the lease and Landlord may at his option enforce all applicable Articles of this lease.

      28. SURRENDER: The voluntary or other surrender of this lease by Tenant, or a mutual termination thereof between Landlord and Tenant shall not result in a merger, but shall, at the option of Landlord, operate either as an assignment to Landlord of any and all existing subleases and subtenancies, or as termination of all or any existing subleases or subtenancies.

      29. ENTRY AND INSPECTION: Tenant shall permit Landlord and his agents to enter into and upon the demised premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations, or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopy, fences and props as may be required or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs. Landlord shall be permitted to do any of the above without any rebate or rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the premises thereby occasioned. Tenant shall permit Landlord, at any time within thirty (30) days prior to the expiration of this lease, to place upon said premises any usual or ordinary "For Lease" signs and during such thirty (30) day period, Landlord or his agents may, during normal business hours, enter upon said premises and exhibit same to prospective tenants.

      30. DAMAGE AND DESTRUCTION OF PREMISES: In the event of (a) partial destruction of said premises or the building containing same during the term of this lease, which requires repairs either to demised premises or said building; or (b) the demised premises or said building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation, which declaration requires to repair either the demised premises or said building, Landlord shall forthwith make the repairs, provided Tenant gives to Landlord thirty (30) days written notice of the necessity thereof. No such partial destruction (including any destruction necessary in order to make repairs required by any declaration made by any public authority) shall in any way nullify or void this lease except that Tenant shall be entitled to a proportionate reduction of base rental while the repairs are being made. Such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in demised premises. However, if during the term of this lease, the building is damaged as a result of fire or any other insured casualty to an extent in excess of twentyfive (25%) per cent of its then replacement cost, (excluding foundations(s)), Landlord may within thirty (30) days following the date such damage occurs, terminate this lease by written notice to Tenant. If Landlord, however, elects to make said repairs, and provided Landlord uses due diligence in making repairs, this lease shall continue in full force and effect and the base rental shall be proportionately reduced as hereinafter provided. If Landlord elects to terminate this lease, all rentals shall be prorated between Landlord and Tenant as of the date of such destruction.

      In respect to any partial destruction (including any destruction necessary in order to make repairs required by any such declaration of any authorized public authority) which Landlord is obligated to repair or may elect to repair under the terms of this Article, Tenant waives any statutory right it may have to cancel this lease as a result of such destruction.

      31. CONDEMNATION: If the whole or any part of the premises or common areas are taken for public or quasi-public use by the exercise or the threat of the exercise of the right to eminent domain, with or without litigation or by judgment or agreement, then as to the portion of the premises or common area taken, this Lease shall terminate as of the date that title vests in the condemning authority.

      If the portion of the Premises remaining after such taking is susceptible of occupation and use by Tenant for the purpose described in this Lease, then Landlord shall have the option for a period of thirty (30) days after said taking either to terminate this lease or to elect to continue this Lease in full force and effect, in which event Landlord, at its sole expense, promptly shall restore the Premises to an architectural unit as comparable as practicable to the condition existing immediately prior to such taking, and Tenant shall do likewise, at Tenant's sole expense, with respect to all exterior signs, trade fixtures, equipment, display cases, furniture, furnishings and other installations of Tenant. During the period said repairs are being effected, the minimum rent payable by Tenant during said period shall be reduced equitably to the degree the repair work interferes with the normal business conducted on the premises. However, the obligation of Tenant to pay tax increase, and any other additional rental shall remain in full force and effect.

      If the portion of the Premises remaining after such a taking is not susceptible of occupation and use by Tenant for the purpose described in this lease, then this Lease shall terminate as of the date title vests in the condemning authority.

      Landlord shall receive all the proceeds of any damages, award or settlement paid for any such taking.

      In the event this Lease is terminated pursuant to any provision of this
Section 31, or in the event Tenants business is in any manner affected by reason of repairs or restoration Landlord elects to make, then Tenant hereby waives any and all claims or demands against Landlord arising from or related to such condemnation, lease termination, or said repairs or restoration, except, however, that Landlord shall make an equitable refund of any advance rent paid by Tenant and not yet earned.

      A voluntary sale by Landlord to any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain.

      32. ATTORNEY'S FEES: If Landlord is involuntarily made a party defendant to any litigation concerning this lease or the demised premises by reason of any act or omission of Tenant, then, Tenant shall hold harmless Landlord from all liabilities by reason thereof, including reasonable attorney's fees and all reasonable costs incurred by Landlord in such litigation.

      If either Landlord or Tenant shall commence any legal proceedings against the other with respect to any of the terms and conditions of this lease, the non-prevailing party therein shall pay to the other all reasonable expenses of said litigation, including a reasonable attorney's fees as may be fixed by the court having jurisdiction over the matter. The parties hereto agree that the State of California is the proper jurisdiction for litigation of any matters relating to this lease and service mailed to the address of Tenant set forth herein shall be adequate service for such litigation.

      33. NOTICES: Wherever in this lease it shall be required or permitted that notice-or demand be given by either party of this lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by certified mail, addressed as follows:

TO:   FORTRESS DEVELOPMENT GROUP       TO:   LANDA MANAGEMENT SYSTEMS
AT:   3753 Morehead Avenue             AT:   Fortress Avenue
      Chico, CA 95928                        Chico, CA 95973
      Telephone: 916-893-3333                Telephone: (530) 891-5281

      Either party may change such address by written notice by certified mail to the other.

      34. PARTIAL INVALIDITY: If any term, covenant, condition, or provision of this lease is held by court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereof,

      35. MARGINAL CAPTIONS: The various headings and numbers herein and the grouping of the provisions of this lease into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

      36. TIME: Time is of the essence of this lease.

      37. SUBORDINATION, ATTORNMENT: This lease, at Landlord's option, shall be subordinate to the lien of any deed of trust or mortgage now in place or subsequently placed upon the real property of which the demised premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof.

      In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the demised premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this lease.

      Within ten (10) days after request by Landlord, or in the event that upon any sale, assignment or financing of the demised premises or any portion be requested of Tenant, Tenant agrees to deliver such financial statement and to deliver such estoppel certificate (in recordable form) addressed to any such proposed mortgagee or purchaser or to the Landlord certifying the requested information, including among other things the dates of commencement and termination of this lease, the amounts of security deposits, and that this lease is in full force and effect (if such be the case) and that there are no differences, offsets or defaults of Landlord, or noting such differences, offsets or defaults as actually exist. Tenant shall be liable for any loss or liability resulting from any incorrect information certified, and such mortgagee and purchaser shall have the right to rely on such estoppel certificate and financial statement. All of this will be done free of charge by Tenant.

      38. NO ORAL AGREEMENTS: This lease covers in full each and every agreement of every kind or nature whatsoever between the parties hereto concerning this lease, and all preliminary negotiations and agreements of whatsoever kind or nature are merged herein, and there are no oral agreements or implied covenants.

      39. NO MODIFICATIONS: This lease covers in full each and every agreement between the parties. No future modifications of terms shall be binding in any way unless made in writing and made a part of this lease.

      40. COVENANT OF FAIR DEALING: Each party to this lease agrees to cooperate fully and in good faith and covenants to deal fairly with the other to insure that the terms and conditions of this lease are carried out to the fullest possible extent for the best interest of the parties.

      41. CONDITIONS OF THE LEASE: This lease is conditional on the Owner completing financing and obtaining approvals from the appropriate governmental authorities and utility providers under terms and conditions acceptable to Owner.

      42. ADDENDA: In addition to the above numbered Articles, this lease shall be specifically subject to the provisions of the Addenda

                         PERIODIC CHANGE OF BASE RENTAL


      IN WITNESS WHEREOF, the parties have duly executed this lease together with the herein referred to Exhibits and Addenda which are attached hereto, on the day and year first written above.


LANDLORD:                              TENANT:

FORTRESS DEVELOPMENT GROUP             LANDA MANAGEMENT SYSTEMS CORP.
a California Corporation:


By /s/ HOWARD H. SLATER                By /s/ STEPHEN KAY
   -------------------------------        --------------------------------------
      Howard H. Slater, Pres.                  Stephen Kay, C.O.O.-C.F.O.

                                     ADDENDA

                         Periodic Change of Base Rental


By mutual agreement of the parties to this lease, the Base Monthly Rental stated in Article 3 above will change according to the schedule of consecutive periods below:

1st 36 Months             $11,335.50 Month
2nd 36 Months             $12,015.00 Month
3rd 36 Months             $12,735.00 Month
4th 36 Months             $13,500.00 Month
5th 36 Months             $14,310.00 Month
last 24 Months            $15,170.00 Month



      IN WITNESS WHEREOF, the parties have duly executed this Addendum and made it a part of the above lease.

LANDLORD:                              TENANT:


FORTRESS DEVELOPMENT GROUP             LANDA MANAGEMENT SYSTEMS CORP.
a California Corporation



BY /s/ HOWARD H. SLATER                BY /s/ STEPHEN KAY
   -------------------------------       ---------------------------------------
   Howard H. Slater, Pres.               Stephen Kay, C.O.O. - C.F.O.